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                              SECOND AMENDMENT TO
                       EXCLUSIVE JOINT VENTURE AGREEMENT
                       ---------------------------------

     THIS SECOND AMENDMENT TO EXCLUSIVE JOINT VENTURE AGREEMENT, dated February 27, 1997 ("Second Amendment"), is entered into by and between PROMUS HOTELS, INC., a Delaware corporation ("PHI"), and VISTANA DEVELOPMENT, LTD., a Florida limited partnership ("Vistana").

                               R E C I T A L S:

     A. PHI and Vistana are parties to a certain Exclusive Joint Venture Agreement dated December 24, 1996 (the "Initial Agreement"), as amended by a certain First Amendment To Exclusive Joint Venture Agreement dated as of February 7, 1997 ("First Amendment") (the Initial Agreement as amended by the First Amendment is hereinafter referred to as the "First Amended Agreement") pursuant to which, among other things, the parties have agreed to jointly develop Vacation Resorts.

     B. PHI and Vistana desire to amend the First Amended Agreement as provided herein.

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, have agreed and by these presents do amend the Initial Agreement and agree as follows:

          1. Defined Terms. All capitalized terms used herein shall have the same meanings ascribed to them in the First Amended Agreement except as otherwise defined herein to the contrary or unless the context requires otherwise.

          2. Amendments to Section 7 of the First Amended Agreement. Sections 7(a) and 7(b) of the First Amended Agreement are hereby amended by deleting the date "February 28, 1997" and by substituting therefor the date "April 30, 1997".

          3. Amendment to Section 15 of the First Amended Agreement. Section 15(a)(ii) of the First Amended Agreement is hereby amended by deleting the date "February 28, 1997" and by substituting therefor the date "April 30, 1997".

          4. Integration of Amendment. Except as provided herein, the First Amended Agreement is hereby confirmed and the terms and provisions thereof, unless modified herein, shall remain in full force and effect.

          5. Counterparts. This Second Amendment may be executed in several counterparts and all so executed shall constitute one agreement binding on the parties hereto, notwithstanding
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     that all the parties are not signatories to the original or the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment, or have caused this Second Amendment to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

                                       PROMUS HOTELS, INC.

                                       By: /s/ Nadine Greenwood
                                           -------------------------------------
                                           Name:  Nadine Greenwood
                                                  ------------------------------
                                           Title: Assistant Secretary
                                                  ------------------------------


                                       VISTANA DEVELOPMENT, LTD.

                                       By: VISTANA CAPITAL HOLDINGS, INC.
                                           its general partner


                                           By: /s/ Susan Werth
                                               ---------------------------------
                                                Name: Susan Werth
                                                      --------------------------
                                                Title: Senior Vice President
                                                       -------------------------
                                                       and General Counsel
                                                       -------------------------

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